SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 27, 1998


                       UNITED DOMINION REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Virginia                      1-10524                54-0857512
-------------------------------   ------------------------    ----------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation of organization)                              Identification No.)



                   10 South Sixth Street, Virginia 23219-3802
               ---------------------------------------------------
               (Address of principal executive offices - zip code)



                                 (804) 780-2691
               --------------------------------------------------
               Registrant's telephone number, including area code


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Item 2.   Acquisition or Disposition of Assets.

         Effective as of the close of business on March 27, 1998, ASR Investments Corporation ("ASR") merged with and into UDR Western Residential, Inc., a wholly-owned subsidiary of the registrant, United Dominion Realty Trust, Inc. ("United Dominion"), pursuant to an Amended and Restated Agreement and Plan of Merger dated as of December 19, 1997 (the "Merger Agreement"), previously filed with the Commission on January 30, 1998. Following this transaction, the Company's "acquisitions" were significant in the aggregate and necessitated the filing of this Form 8-K. The merger has been structured as a tax-free transaction and will be treated as a purchase for accounting purposes. As provided in the Merger Agreement, each of the 4,916,199 shares of ASR common stock outstanding on March 27, 1998, was exchanged for 1.575 shares of United Dominion common stock. Based on United Dominion's common stock price of $14, United Dominion issued approximately $130 million of common stock and common stock equivalents and assumed approximately $175 million of debt. The aggregate purchase price of the merger is estimated at approximately $330 million, including closing costs and mortgage premiums.

         ASR, a Maryland corporation, owned 40 apartment communities and one commercial property located in the Southwest and Northwest. The 40 communities contain 7,550 apartment homes with a weighted average year built of 1984. ASR's apartment communities are geographically distributed as follows:

                                      Number of                   Number of
City/State                       Apartment Communities         Apartment Homes
------------------------         ---------------------         ---------------
Houston, Texas                            14                         2,261
Dallas, Texas                              8                         1,889
Tucson, Arizona                            8                         1,112
Phoenix, Arizona                           3                           928
Washington                                 4                           812
Albuquerque, New Mexico                    3                           548
                                         ---                        ------
         Total                            40                         7,550
                                         ===                        ======

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                  Financial statements of the acquiree, ASR, are not provided in this Form 8-K. Financial statements of ASR which are deemed to be substantially equivalent to those required in this Form 8-K were previously included in United Dominion's Registration Statement ("Form S-4") filed with the Securities and Exchange Commission on January 30, 1998.

         (b)      Pro Forma Financial Information.

                  It is impracticable to provide the required pro forma financial information at the time of this report. However, the required pro forma financial information will be filed not later than 60 days after the filing of this report.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED DOMINION REALTY TRUST, INC.



Date:   April 13, 1998                  /s/ James Dolphin
                                        ---------------------------------
                                        James Dolphin, Senior Vice President
                                        Chief Financial Officer